Exhibit 99.1

Oppenheimer 2008 Annual Communications and Technology Conference sm

safe harbor statement All statements made in this presentation, other than statements of historical fact, are forward-looking statements. This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words "look forward to," "anticipate," "believe," "estimate," "expect," "intend," "may," "plan," "will," "would," "should," "could," "guidance," "potential," "opportunity," "continue," "project," "forecast," "confident," "prospects," "schedule," "designed," "future" and similar expressions typically are used to identify forward-looking statements. Forward-looking statements are based on the then-current expectations, beliefs, assumptions, estimates and forecasts about the business of GSI Commerce. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or implied by these forward-looking statements. Factors which may affect GSI Commerce's business, financial condition and operating results include the effects of changes in the economy, consumer spending, the financial markets and the industries in which GSI Commerce and its partners operate, changes affecting the Internet and e-commerce, the ability of GSI Commerce to develop and maintain relationships with strategic partners and suppliers and the timing of the establishment, extension or termination of its relationships with strategic partners, the ability of GSI Commerce to timely and successfully develop, maintain and protect its technology, confidential and proprietary information and product and service offerings and execute operationally, the ability of GSI Commerce to attract and retain qualified personnel, the ability of GSI Commerce to successfully integrate its acquisitions of other businesses, if any, and the performance of acquired businesses. More information about potential factors that could affect GSI Commerce can be found in its most recent Form 10-K, Form 10-Q and other reports and statements filed by GSI Commerce with the SEC. GSI Commerce expressly disclaims any intent or obligation to update these forward-looking statements.

non-GAAP financial measures GSI's consolidated financial statements are prepared and presented in accordance with GAAP. To supplement our consolidated financial statements, in this presentation, we use the non-GAAP financial measure of non-GAAP income from operations. We also discuss certain ratios that use those measures. The non-GAAP measures and ratios presented are not intended to be considered in isolation of, as a substitute for, or superior to our GAAP financial information. We have included reconciliations later in this presentation of the non-GAAP measures to the nearest GAAP measure. We use these non-GAAP financial measures for financial and operational decision making and as a means to evaluate our performance. In our opinion, these non-GAAP measures provide meaningful supplemental information regarding our performance. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate management's internal comparisons to our historical performance and liquidity as well as to the operating results of comparable companies. We believe these non-GAAP financial measures are useful to investors both because (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision making and (2) they are used by institutional investors and the analyst community to help them analyze the health of our business. Non-GAAP income from operations. We define non-GAAP income from operations, formerly referred to as adjusted EBITDA, as income from operations excluding stock-based compensation, depreciation and amortization expenses and acquisition- related integration expenses. We consider non-GAAP income from operations to be a useful metric for management and investors because it excludes certain non-cash and non-operating items. Because of varying available valuation methodologies, subjective assumptions and the variety of award types that companies can use when valuing equity awards under SFAS 123R, we believe that viewing income from operations excluding stock-based compensation expense allows investors to make meaningful comparisons between our operating performance and those of other businesses. Because we are growing rapidly and operate in an emerging and rapidly changing industry, we believe that our level of capital expenditures and consequently the level of depreciation and amortization expense relative to our revenues could be meaningfully greater today than it will be over time. As a result, we believe it is useful supplemental information to view income from operations excluding depreciation and amortization expense as it provides a potential indicator of the future operating margin potential of the business. We believe the exclusion of acquisition-related integration expenses permits evaluation and a comparison of results for on-going business operations, and it is on this basis that management internally assesses the company's performance.

vision to be the worldwide leader in e-commerce and multichannel services for great consumer brands business - services provided globally to ~200 partners & clients global e-commerce services U.S. international interactive marketing services revenues & employees $750 million FY07 net revenue ~ 4,500 employees GSI Commerce - a snapshot evolution & growth of the business customer care technology fulfillment e-commerce services U.S. e-commerce services 1999 - 2006 evolution & growth of the business 2007 . . . global e-commerce services customer care technology fulfillment internat'l e-commerce services interactive marketing services

~ 80 leading U.S. retailers and brands * Slide shows selected partners.

volume builds platform scale december 2007 site traffic data - sources: comScore Networks Inc. and GSI Commerce top e-commerce sites vs. GSI partner sites total unique visitors (000) * GSI's number is not calculated by comScore. The GSI number is established by totaling the unique visits made to each GSI partner site tracked by comScore. This number does not include several of GSI's smaller partner sites. The GSI number is not 'unique' based on comScore's definition. This chart is meant to show the volume of visitors to GSI partner sites as a whole in comparison to other e-commerce sites. Total Internet : Total Audience 183,619 Retail 152,168 1 eBay 79,892 2 Amazon sites 65,205 3 GSI partner sites * 63,639 4 Apple Inc. 47,724 5 Wal-Mart 44,341 6 Target Corporation 42,634 7 Yahoo! Shopping 30,615 8 Best Buy sites 27,067 9 Shopzilla.com sites 26,524 10 SEARS.COM 19,457 financials

net revenues - trailing four quarters $5.5 FY99 $42.8 FY00 $102.6 FY01 $172.6 FY02 $241.9 FY03 $335.1 FY04 $440.4 FY05 $609.6 FY06 $ in millions $750 FY07 delivering revenue growth & margin expansion net revenue $ in millions non-GAAP income from operations as a percentage of net revenues -467.3% $0 $100 $200 $300 $400 $500 $600 $700 1999 2000 2001 2002 2003 2004 2005 2006 $5.5 $42.8 $102.6 $172.6 $241.9 $335.1 $440.4 $609.6 0.1% 4.4% 4.9% 6.3% -10% -8% -6% -4% -2% 0% 2% 4% 6% 8% -95.4% -16.2% -11.3% $750 $800 2007 7.0%

interactive marketing services

# interactive marketing services

## GSI Commerce interactive marketing services division

### gsi interactive

- creative - user experience & site design
- online marketing (search, affiliate, comparison shopping engines, display)
- content development & digital photography
- catalog services
- provides services to ~ 50 e-commerce partners
- ~ 200 staff and consultants and growing

### e-dialog

- Ranked as market-leading provider of advanced e-mail marketing solutions by both Jupiter & ForresterResearch
- provides e-mail technology, strategic services, tactical planning, implementation and support services
- provides services to ~ 110 blue-chip clients - U.S. & Europe
- ~ 280 employees - Boston, New York, Seattle, and London
- ~ 30% of business is in Europe

13

gsi commerce

interactive marketing services ~ 110 clients - U.S. & Europe ~ 50 clients - U.S.

appendices

GAAP to non-GAAP reconciliations January 1, December 30, December 29, December 28, January 3, January 1, January 3, January 1, 2000 2000 2001 2002 2004 2005 2005 2006 (29,083) $ (53,557) $ (32,497) $ (34,437) $ (13,064) $ (401) $ 2,878 $ 9,647 $ 2,655 4,983 10,282 401 1,935 3,576 3,805 7,578 728 8,074 6,662 10,509 11,386 10,944 14,635 21,297 (25,700) $ (40,500) $ (15,553) $ (23,527) $ 257 $ 14,119 $ 21,318 $ 38,522 $ Twelve Months Ended FY1999 FY2000 FY2001 FY2002 FY2003 FY2004 FY2005 FY2006 Reconciliation of GAAP income from operations to non-GAAP GAAP income from operations Acquisition related integration expenses Stock-based compensation Depreciation and amortization (1) Non-GAAP income from operations (1) Includes amortization expense of acquisition related intangibles of $3,380 and $4,531 for the fiscal year ended December 29, 2007. (Unaudited) GSI COMMERCE, INC. AND SUBSIDIARIES NON-GAAP INCOME FROM OPERATIONS AND RECONCILIATION TO GAAP RESULTS (In thousands) 4,942 $ 1,597 8,419 37,337 52,295 $ December 29, 2007 FY2007 -- -- -- -- -- -- -- --

gsi interactive sm

we are a leading full-service interactive agency focused on commerce brand development & strategic account planning user experience & creative design interactive marketing photography studio & content development providing marketing services for more than 50 retailers and brands in 11 vertical markets team of approximately 200 seasoned e-commerce & interactive marketing experts all solutions are tightly integrated with the gsi platform - or on the partners selected platform service offering evolving based on partner needs our focus is developing your brand, raising conversion, increasing your online exposure, generating incremental revenue, and driving new customer acquisition our process is to listen. educate. collaborate. conduct extensive market research. perform deep site and campaign analysis. integrate learnings strategically across all marketing channels. listen again. our service approach is to provide dedicated subject matter experts who eat, drink, and breathe your business in a collaborative environment 2x Industry average Marketing performance in peak '2007 ~3.0M Keywords managed 100,000+ Images processed FY07 37% of partners' site sales driven by marketing initiatives Redesigns Higher conversion Higher AOV Award-Winning our approach centers around the brand...

.... and understanding the customer is what drives the development of our solutions... Emerging Media TECHNOLOGY PLANNING ANALYTICS Region 1 33.2999992370605 33.2999992370605 33.2999992370605 User Experience & Design Display Advertising Email Marketing Paid Search Affiliate Marketing Search Engine Optimization Comparison Shopping Engines CUSTOMER

.... but it's the data that produces action and impacts your business.

agency value proposition to partners the opportunity: full integration of gsi platform and gsi interactive increases traffic and conversion through a single vendor deployment of gsi platform with no agency: increase conversion time partner e-commerce revenue

Scale Search & Creative Advance our Systems M&A/Broad Partnerships Organic Business Growth Agency Leadership immediate areas of opportunity Advance our Systems

Percentage of Revenue by Service Offering - FY07

newly expanded studio

new usability lab...

usability lab

2008 Put GSI Interactive on the map External outreach & positioning Become a World Class marketing services agency built around ACTION Grow partnership with e-Dialog Establish premier user research/usability testing facility More talent New areas of focus (industry and offerings) Growth Strategy Organically (strategy and analytics) Via Partnership (broader opportunities with media networks) Potential for acquisition(s) (creative expertise, expand presence)

e-Dialog Introduction Oppenheimer Conference - June 4, 2008

First Things First What do we do? We're a technology company: We host a myriad of our own applications for marketers and manage many terabytes of client data making it instantly accessible and actionable for real time marketing programs. We're a marketing services company: We act as an extension of the marketing department for these companies and bring together both technology and talent to achieve the best possible results We send billions of customized permission-based e-mail messages annually for some of the top brands in retail, entertainment, travel, publishing, and more We focus on complex problems that require a lot of back-end integration and sophisticated solutions to send highly relevant e-mail to each recipient Best told through this story...

e-Dialog Factoids Founded in 1997 Offices in Boston, London, New York & Seattle Approx. 280 employees worldwide and growing Mature and tenured senior management team World class SAAS infrastructure, fully scalable Sent 7.4+ billion permission based e-mails last year Mail in more than a dozen languages including native Japanese Unwavering commitment to be best-in-the-world at e-mail marketing services for blue-chip companies Multiple award-winner for campaign creative and ROI ClickZ Excellence Award Creative Excellence Award DMA Echo Winner

How Good Are We? JupiterResearch: E-mail Marketing Buyer's Guide, March 2008 Overall Business Value Market Suitability High Medium Low Low Medium High 0.6 0.6 0.62 0.69 0.69 0.71 0.73 0.73 Y Values 1 0.68 0.69 0.65 0.72 0.76 0.72 0.83 0.85 Size 0.43 0.08 0.21 0.91 0.86 0.39 0.92 0.49 Zustek Blue Sky Factory Merkle Interactive Services Axciom Digital Epsilon Clicktactics Cheetahmail e-Dialog Acxiom Digital CheetahMail Zeta Interactive e-Dialog Merkle Interactive Services Blue Sky Factory Click Tactics Epsilon 100% Bubble size reflects breadth of provider/company size: 0% 50%

"e-Dialog has once again solidified its position as the leader..." JupiterResearch 2008

"Functionally e-Dialog has one of the best platforms in the market because it takes into account how user interact with the tool and focuses on message relevance." Forrester Wave 2007

Our Partners FINANCIAL RETAIL ENTERTAINMENT MEDIA/PUBLISHING PHARMACEUTICAL DIRECT TRAVEL

How We Do It e-Dialog offers: data management campaign management query and analysis reporting Web-based platform e-Dialog's services rank highest in the industry as noted by Forrester Research Industry-leading technology infrastructure on pace to deliver over 12 billion e-mails in 2008 Holds certification for ISO 27001:2005 for data security Products Services Technology

E-Mail Marketing Strategy Database Hosting Customer Segmentation Campaign Planning Communication Tactics Creative Design Configure, QA, Send Launch, Delivery, Tracking Reporting & Analysis Marketing Objectives Flexible Relationships Client

e-Dialog's Solutions Precision Central Suite(tm) SOLUTIONS FOR CAMPAIGN MANAGEMENT Insight BuilderTM Campaign BuilderTM eReportsTM Manage & develop complex custom published campaigns Key Features include: Quick Test, Insight Trigger, Live Proofing and Link Tracker News PublisherTM Data DirectorTM Share tasks, maintain administrative control, and deploy breaking news alerts Poll BuilderTM SOLUTIONS FOR CONTENT MANAGEMENT SOLUTIONS FOR REPORTING SOLUTIONS FOR DATA INTEGRATION & SEGMENTATION Create, manage, and analyze polls and surveys Content Library Create, modify, categorize, and reuse content objects for complex custom publishing Relevance Builder Organize, manage, and map multiple content objects to recipient profiles View and analyze campaign results in real time Key Features Include: Pulse Reports Manage, segment, and analyze data integrated from virtually any data source in real time Import and export data from external sources

e-Dialog Services Campaign Management Full-service & Collaborative Deliverability • ISP Relations • Privacy Updates • Regulatory Issues Briefings Data • Data Synchronization • Name/Address Standardization • ECOA • Data Mining • Data Cleansing Strategy • Relevance Scoring • Life Cycle Optimization • Retention/Acquisition Programs • Multi-Channel Integration Creative • E-mail Template Creation • Landing Pages/ Microsites • Creative Critiques Advanced Applications • Bar Coding/ Couponing • Survey Development • Sweepstakes Analytics • Surveys and Tests • Behavioral Analysis • Segmentation • Trend Analysis Response Management • Bounce Management • Unsubscribe Management • Call-center Integration Production • Campaign Development & Deployment • HTML Coding • Process Analysis • QA Testing e-Dialog's Services

Performance Driving Methodology The Relevance Trajectory(tm) provides an industry leading strategic planning framework for e-Dialog's clients, and a leveragable sales framework for e-Dialog

e-Dialog and GSI Opportunity everywhere! Approx. 40 GSI partners use e-mail services provided by a single, third party provider. Our intention - migrate them to e-Dialog's platform. Other GSI partners - convert from other third-party, e-mail platforms New GSI prospects - the addition of e-Dialog's world-class products and services adds value to the overall proposition. Approx. 110 e-Dialog partners - opportunity to sell more of both e-commerce and interactive services.

The future of e-mail marketing Forecasts call for strong growth Mass market marketers still unsophisticated - need to 'step up' to be competitive Marketers on average have less than half of their customers' e-mail addresses 'Software as a service' model evolving and growing in adoption 'Inflation resistant' - if not beneficial E-mail produces the highest ROI of any marketing effort Cheapest and fastest way to create product demand and sales Will get more share of other less profitable budgets Believe full-service outsourcers have an advantage as internal marketing staffs are reduced Believe that large clients are looking more toward outsourcing as complexity increases and economics are favorable Space is sophisticated - significant barriers for new entrants